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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND

                       Supplement dated December 16, 1996
          to the Statement of Additional Information dated May 1, 1996


         On December 11, 1996, the Board of Directors of AIM Variable Insurance Funds, Inc. approved, subject to shareholder approval, the elimination of and changes to certain fundamental investment policies of the Funds. Shareholders will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos. 1, 6 and 9 of the Funds, set forth on page 15 of the Funds' Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction No. 6 and a change to Investment Restriction Nos. 1 and 9. In the event shareholders approve the proposed changes, Investment Restriction No. 6 will no longer apply and Investment Restriction Nos. 1 and 9 will read in full as follows:

         (1) invest for the purpose of exercising control over or management over a company, except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (9) purchase securities of an issuer (other than investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or except that each Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order), if as a result with respect to 75% of the value of the Fund's total assets, taken at market value, (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. As a matter of operating policy, the Money Market Fund will invest no more than 5% of the value of that Fund's total assets in securities, other than U.S. Government securities of any one issuer, except that the Money Market Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. This restriction does not apply to the Global Utilities Fund; and